                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[236,000,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2004-3HE

                             [THE WINTER GROUP LOGO]

                      CHASE MANHATTAN MORTGAGE CORPORATION
                                 MASTER SERVICER

     COUNTRYWIDE HOME LOANS SERVICING LP AND SPECIALIZED LOAN SERVICING, LLC
                                    SERVICERS

                               JPMORGAN CHASE BANK
                  SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                 MARCH 30, 2004

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                                   TERM SHEET
                                 MARCH 30, 2004

                              TERWIN MORTGAGE TRUST
                 ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-3HE

                $[236,000,000] (APPROXIMATE) OFFERED CERTIFICATES
                               SUBJECT TO REVISION


                                                  WAL (YRS)     PAYMENT WINDOW
                       APPROX                     (CALL(4)/       (CALL (4)/
    CLASS              SIZE ($)      COUPON       MATURITY)        MATURITY)
--------------------------------------------------------------------------------
CLASS A-1-A         104,373,000   LIBOR + [ ]    1.00 / 1.00    1 - 22 / 1 - 22
                                    (1), (2)
--------------------------------------------------------------------------------
CLASS A-1-B         100,002,000   LIBOR + [ ]    4.07 / 4.57  22 - 88 / 22 - 213
                                    (1), (2)
--------------------------------------------------------------------------------
CLASS A-X-A(11)       Notional      0.30%(6)
--------------------------------------------------------------------------------
CLASS A-X-B(11)       Notional      0.05%(7)
--------------------------------------------------------------------------------
CLASS M-1-X(11)       Notional      0.10%(8)
--------------------------------------------------------------------------------
CLASS M-2-X(11)       Notional      0.10%(9)
--------------------------------------------------------------------------------
CLASS M-3-X(11)       Notional     0.08%(10)
--------------------------------------------------------------------------------
CLASS M-1            15,375,000   LIBOR + [ ]    4.95 / 5.52  40 - 88 / 40 - 169
                                    (1), (3)
--------------------------------------------------------------------------------
CLASS M-2            13,125,000   LIBOR + [ ]    4.88 / 5.37  38 - 88 / 38 - 153
                                    (1), (3)
--------------------------------------------------------------------------------
CLASS M-3             3,125,000   LIBOR + [ ]    4.84 / 5.25  38 - 88 / 38 - 129
                                    (1), (3)
--------------------------------------------------------------------------------
CLASS B-1(12)         3,750,000   LIBOR + [ ]
                                    (1), (3)
--------------------------------------------------------------------------------
CLASS B-2(12)         3,125,000   LIBOR + [ ]
                                    (1), (3)
--------------------------------------------------------------------------------
CLASS B-3(12)         3,125,000   LIBOR + [ ]
                                    (1), (3)
--------------------------------------------------------------------------------
TOTAL:              246,000,000
--------------------------------------------------------------------------------

                                                  EXPECTED   STATED
                                                   FINAL     FINAL
                    PAYMENT       INTEREST        MATURITY  MATURITY  EXPECTED RATINGS
    CLASS            DELAY         ACCRUAL          (4)        (5)      (MOODY'S/S&P)
--------------------------------------------------------------------------------------
CLASS A-1-A               0      Actual/360       02/2006    3/2035        Aaa/AAA

--------------------------------------------------------------------------------------
CLASS A-1-B               0      Actual/360       08/2011    3/2035        Aaa/AAA

--------------------------------------------------------------------------------------
CLASS A-X-A(11)               Not Offered Hereby
--------------------------------------------------------------------------------------
CLASS A-X-B(11)               Not Offered Hereby
--------------------------------------------------------------------------------------
CLASS M-1-X(11)               Not Offered Hereby
--------------------------------------------------------------------------------------
CLASS M-2-X(11)               Not Offered Hereby
--------------------------------------------------------------------------------------
CLASS M-3-X(11)               Not Offered Hereby
--------------------------------------------------------------------------------------
CLASS M-1                 0      Actual/360       08/2011    3/2035        Aa2/AA+

--------------------------------------------------------------------------------------
CLASS M-2                 0      Actual/360       08/2011    3/2035         A2/A+

--------------------------------------------------------------------------------------
CLASS M-3                 0      Actual/360       08/2011    3/2035          A3/A

--------------------------------------------------------------------------------------
CLASS B-1(12)                 Not Offered Hereby

--------------------------------------------------------------------------------------
CLASS B-2(12)                 Not Offered Hereby

--------------------------------------------------------------------------------------
CLASS B-3(12)                 Not Offered Hereby

--------------------------------------------------------------------------------------

TOTAL:          246,000,000
--------------------------------------------------------------------------------------

1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1-A and Class A-1-B Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call.

5)   Assumes latest maturity date of Mortgage Loans plus one year.

6) The Class A-X-A Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class A-X-A notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the A-1-A Certificates.

7) The Class A-X-B Certificates will be interest-only certificates and will not receive any principal payments, but will accrue

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

     interest on the Class A-X-B notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the A-1-B Certificates.

8) The Class M-1-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class M-1-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-1 Certificates.

9) The Class M-2-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class M-2-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-2 Certificates.


10) The Class M-3-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class M-3-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-3 Certificates.

11) The Class A-X-A, Class A-X-B, Class M-1-X, Class M-2-X and Class M-3-X Certificates will be publicly offered, and will be offered pursuant to the prospectus supplement. The information presented herein for the Class A-X-A, Class A-X-B, Class M-1-X, Class M-2-X and Class M-3-X Certificates is provided to assist your understanding of the other Offered Certificates.

12) The Class B-1, Class B-2 and Class B-3 Certificates will be privately placed, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-1, Class B-2 and Class B-3 Certificates is provided to assist your understanding of the Offered Certificates.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                          212-449-3659     scott_soltas@ml.com
Charles Sorrentino                    212-449-3659     charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                           212-449-0752     matt_whalen@ml.com
Paul Park                             212-449-6380     paul_park@ml.com
Tom Saywell                           212-449-2122     tom_saywell@ml.com
Fred Hubert                           212-449-5071     fred_hubert@ml.com
Alan Chan                             212-449-8140     alan_chan@ml.com
Alice Chang                           212-449-1701     alice_chang@ml.com
Sonia Lee                             212-449-5067     Sonia_lee@ml.com
Amanda Dezutter                       212-449-0725     amanda_dezutter@ml.com

ABS RESEARCH
Glenn Costello                        212-449-4457     glenn_costello@ ml.com

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

TITLE OF CERTIFICATES      Terwin Mortgage Trust Asset-Backed Certificates,
                           Series TMTS 2004-3HE

                           Class A-1-A, Class A-1-B, Class A-X-A and Class A-X-B Certificates (the "Senior Certificates"), Class M-1, Class M-2, Class M-3, Class M-1-X, Class M-2-X and Class M-3-X Certificates (collectively, the "Class M Certificates" and together with the Senior Certificates, the "Offered Certificates"),

                           Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                           and Terwin Capital LLC

SELLER                     Terwin Advisors LLC

MASTER SERVICER            Chase Manhattan Mortgage Corporation

SERVICERS                  Countrywide Home Loans Servicing LP and Specialized
                           Loan Servicing, LLC.

BACK-UP SERVICER           JPMorgan Chase Bank

TRUSTEE                    U.S. Bank National Association

SECURITIES ADMINISTRATOR   JPMorgan Chase Bank

LOSS MITIGATION ADVISOR    The Murrayhill Company

CUT-OFF DATE               April 1, 2004

PRICING DATE               On or about April [1], 2004

CLOSING DATE               On or about April [27], 2004

DISTRIBUTION DATES         Distribution of principal and interest on the
                           Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in May
                           2004.

ERISA CONSIDERATIONS       The Certificates will be ERISA eligible as of the
                           Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT           It is expected that the Certificates will constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

OPTIONAL TERMINATION       Countrywide Home Loans Servicing LP (with the consent
                           of the party specified in the Prospectus Supplement) has the option to terminate the trust when the aggregate stated principal balance of the Mortgage
                           Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

PRE-FUNDED AMOUNT:         On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates up to approximately 25% of the aggregate principal balance of the Certificates issued on the Closing Date (the
                           "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding
                           Account") and used by the trust to purchase Mortgage
                           Loans after the Closing Date. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be distributed as principal to the Certificates in the case of amounts remaining, which had been allocated to fund the purchase of subsequent Mortgage Loans.

                           If specified in the prospectus supplement, on the Closing Date, the Seller will establish a segregated account (the "Capitalized Interest Account"), which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

PRE-FUNDING PERIOD:`       From the Closing Date to and including a date, to be
                           specified in the Prospectus Supplement, not later than 90 days following the Closing Date.

MORTGAGE LOANS             The mortgage pool will consist of fixed rate and
                           adjustable rate, first lien, sub-prime mortgage loans
                           ("Initial Mortgage Loans") underwritten to The Winter
                           Group program Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Countrywide Home Loans Servicing LP and
                           Specialized Loan Servicing, LLC.

                           The Pre-Funded Amount will be used to purchase certain mortgage loans during the Pre-Funding Period (the "Subsequent Mortgage Loans" and together with the Initial Mortgage Loans, the "Mortgage Loans"). At the end of the Pre-Funding Period it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$250,000,000].

TOTAL DEAL SIZE            Approximately $[246,000,000]

ADMINISTRATIVE FEES        The Master Servicer, Servicers, Securities
                           Administrator, Trustee, Back-up Servicer and Loss
                           Mitigation Advisor will be paid fees aggregating to a weighted average of approximately 53.2 bps per annum
                           (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS
                           1.   Excess Interest

                           2.   Over-Collateralization

                           3.   Subordination

MORTGAGE INSURANCE         As of the cut-off date, approximately 3.83% of the
                           mortgage loans will be covered by borrower-paid mortgage insurance policies.

EXCESS INTEREST            Excess Interest cashflow will be available as credit
                           enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.60]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.60% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is maintained.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                           Initial: [1.60]% of original principal balance of the
                                     Mortgage Loans

                           Target: [1.60]% of original principal balance of the Mortgage Loans before stepdown

                                    [3.20]% of current principal balance of the Mortgage Loans on or after stepdown

                           Floor: 0.50% of original principal balance of the Mortgage Loans

SUBORDINATION:              CLASSES         RATING (M/S)       SUBORDINATION (1)
                            -------         ------------       -----------------
(1) includes OC            Class A          Aaa / AAA               18.25%
                           Class M-1         Aa2 / AA+              12.10%
                           Class M-2          A2 / A+                6.85%
                           Class M-3           A3 / A                5.60%
                           Class B-1         Baa1 / A-               4.10%
                           Class B-2        Baa2 / BBB+              2.85%
                           Class B-3         Baa3 / BBB              1.60%

CLASS SIZES:                CLASSES         RATING (M/S)          CLASS SIZES
                            -------         ------------          -----------
                            Class A          Aaa / AAA              81.75%
                           Class M-1         Aa2 / AA+               6.15%
                           Class M-2          A2 / A+                5.25%
                           Class M-3           A3 / A                1.25%
                           Class B-1         Baa1 / A-               1.50%
                           Class B-2        Baa2 / BBB+              1.25%
                           Class B-3         Baa3 / BBB              1.25%

INTEREST ACCRUAL           Interest for the Certificates (other than the Class
                           A-X-A, Class A-X-B, Class M-1-X, Class M-2-X and
                           Class M-3-X Certificates) will initially accrue from the Closing Date to (but excluding) the first
                           Distribution Date, and thereafter, from the prior
                           Distribution Date to (but excluding) the current
                           Distribution Date, on an actual/360 basis. The interest accrual period for the Class A-X-A, Class
                           A-X-B, Class M-1-X, Class M-2-X and Class M-3-X
                           Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs, calculated on a 30/360 basis.

COUPON STEP UP             If the 10% clean-up call for the Certificates is not
                           exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A
                           Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class M-3,
                           Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins.

AVAILABLE FUNDS CAP        The pass-through rates of the Class A-1-A, Class
                           A-1-B, the Class M-1, Class M-2, Class M-3, Class
                           B-1, Class B-2, and Class B-3 Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage
                           Rates in effect on the related due date, less the current interest on the Class A-X-A, Class A-X-B, Class M-1-X, Class M-2-X and Class M-3-X
                           Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the Administrative Fees.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

1ML CAP CONTRACT           The trust fund will own a one-month LIBOR Cap
                           contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar, and up to and not exceeding the upper collar, with respect to such Distribution Date shown in the tables appearing on page 25. Payments received on the cap contracts will be available to pay Carryover to the holders of the Certificates (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero).

MAXIMUM RATE CAP           The pass-through rate of the Certificates (other then
                           the Class A-X-A, Class A-X-B, Class M-1-X, Class
                           M-2-X, Class M-3-X Certificates) will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans, multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum
                           Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT    If on any Distribution Date the pass-through rate is
                           limited by the Available Funds Cap, the amount of additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                           (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY          1.   Repayment of any unreimbursed Servicer advances.
<Preliminary and Subject
 to Revision>              2.   Administrative Fees.

                           3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A-1-A, Class A-1-B, Class A-X-A, and Class A-X-B Certificates, then monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class M-1 Certificates and Class M-1-X Certificates, then concurrently, to the Class M-2 and Class M-2-X Certificates, then concurrently, to the Class M-3 and Class M-3-X Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                           4. Available principal funds, as follows: monthly principal to the Class A-1-A and Class A-1-B Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to maintain O/C to the required level.

                           6. Excess interest to pay Class M and Class B Certificates principal shortfalls.

                           7.   Excess interest to pay Carryover on the
                                Certificates (other then the Class A-X-A, Class A-X-B, Class M-1-X, Class M-2-X, Class M-3-X Certificates) resulting from imposition of the Available Funds Cap (1).

                           8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Certificates (1).

                           (1) Amounts received on the 1ML Cap contract will only be available to the Certificates to make payments in respect of Carryover (other than Carryover resulting from the fact that realized losses is not allocated to the Class A-1-A and Class A-1-B Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero). Any amounts received on the 1ML

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                           Cap contract not used to pay such Carryover will be paid to certificates other than the Certificates.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to maintain O/C at the required level will be paid sequentially to the Class A-1-A and then the Class A-1-B Certificates.

         After the Certificate principal balance of the Class A-1-A and Class A-1-B Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

         If the aggregate Certificate principal balance of the Class M and Class B Certificates is reduced to zero, distributions of principal to the Class A-1-A and Class A-1-B Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first, sequentially, to the Class A-1-A and Class A-1-B Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A                                  36.50%*
CLASS M-1                                24.20%*
CLASS M-2                                13.70%*
CLASS M-3                                11.20%*
CLASS B-1                                 8.20%*
CLASS B-2                                 5.70%*
CLASS B-3                                 3.20%*

                                         *Includes O/C

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the May 2007 Distribution Date;
         and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS          The first Distribution Date on which the Senior
PRINCIPAL                  Enhancement Percentage (i.e., the sum of the
DISTRIBUTION DATE          outstanding principal balance of the Class M and
                           Class B Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including
                           O/C), which is equal to two times the initial AAA subordination percentage.

                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                           36.50%
                           or
                           (16.65% + 1.60%)*2

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

STEP DOWN LOSS TRIGGER     The situation that exists with respect to any
EVENT                      Distribution Date after the Stepdown Date, if (a) the
<Preliminary and           quotient of (1) the aggregate Stated Principal
Subject to Revision>       Balance of all Mortgage Loans 60 or more days
                           delinquent, measured on a rolling three month basis
                           (including Mortgage Loans in foreclosure and REO
                           Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                           Remittance Date, equals or exceeds the product of (i)
                           43% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off
                           Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                           Percentage.

DISTRIBUTION DATE OCCURRING  REQUIRED LOSS PERCENTAGE
May 2007 - April 2008        3.00% with respect to May 2007, plus an additional
                             1/12th of 1.50% for each month thereafter
May 2008 - April 2009        4.50% with respect to May 2008, plus an additional
                             1/12th of 1.00% for each month thereafter
May 2009 - April 2010        5.50% with respect to May 2009, plus an additional
                             1/12th of 0.25% for each month thereafter
May 2010 and thereafter      5.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                 The Certificates will be offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                           Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES       The following tables describe the Mortgage Loans and
                           the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding. At the end of the Pre-Funding Period, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off
                           Date of approximately $[250,000,000]. We do not expect the material characteristics of the mortgage pool on the Closing Date to differ from the approximate characteristics described in the following tables.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

Aggregate Outstanding Principal Balance                                                      $252,904,296
Aggregate Original Principal Balance                                                         $253,352,517
Number of Mortgage Loans                                                                            1,197

                                       MINIMUM                      MAXIMUM                  AVERAGE (1)
                                       -------                     ---------                 -----------
Original Principal Balance             $30,000                     $1,000,000                 $ 211,656
Outstanding Principal Balance          $29,981                     $1,000,000                 $ 211,282

                                       MINIMUM                      MAXIMUM              WEIGHTED AVERAGE (2)
                                       -------                      -------              --------------------
Original Term (mos)                        120                          360                         351
Stated Remaining Term (mos)                100                          359                         347
Loan Age (mos)                               1                           33                           4
Current Mortgage Rate                    4.875%                      12.770%                      7.291%
Initial Interest Rate Cap                1.000%                       6.000%                      2.797%
Periodic Rate Cap                        1.000%                       3.000%                      1.118%
Gross Margin                            -0.250%                      10.875%                      5.523%
Maximum Mortgage Rate                   10.000%                      18.990%                     13.573%
Minimum Mortgage Rate                    2.250%                      11.390%                      6.274%
Months to Roll                               2                           58                          23
Original Loan-to-Value                   17.00%                      100.00%                      79.18%
Credit Score (3)                           500                          812                         648

                                                                    EARLIEST                   LATEST
                                                                    --------                   ------
Maturity Date                                                       08/13/12                  03/01/34

LIEN POSITION                 PERCENT OF MORTGAGE POOL
                              ------------------------
1st Lien                               100.00%

OCCUPANCY                     PERCENT OF MORTGAGE POOL
                              ------------------------
Primary                                 84.38%
Second Home                              1.59%
Investment                              14.03%

LOAN TYPE                     PERCENT OF MORTGAGE POOL
                              ------------------------
Fixed Rate                               41.64%
ARM                                      58.36%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
                              ------------------------
Fully Amortizing                        87.95%
Interest-Only                           10.87%
Balloon                                  1.18%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
                             ------------------------
2001                                     0.02%
2002                                     0.93%
2003                                    76.38%
2004                                    22.67%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
                             ------------------------
Purchase                                 38.86%
Refinance - Rate Term                    13.19%
Refinance - Cashout                      47.95%

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
                             ------------------------
Single Family Residence                  71.42%
Townhouse                                 0.22%
Condominium                               4.96%
Two-to-Four Family                       13.36%
Cooperative                               0.18%
Planned Unit Development                  9.77%
Manufactured Housing                      0.09%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

CURRENT MORTGAGE RATES

                                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
RANGE OF CURRENT MORTGAGE    NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
          RATES            MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
5.500% or less                    23       $   5,682,401      2.25%     5.289%     673      $247,061     70.30%       32.02%
------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                  77          23,573,502      9.32      5.856      690       306,149     72.35        20.14
------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                 152          38,086,321     15.06      6.353      673       250,568     76.09        35.76
------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                 214          61,014,162     24.13      6.822      659       285,113     78.43        25.61
------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                 198          46,000,071     18.19      7.336      647       232,324     79.24        26.17
------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                 139          26,849,232     10.62      7.807      621       193,160     81.77        31.92
------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                 102          15,537,915      6.14      8.314      619       152,333     85.00        37.62
------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                 111          15,100,351      5.97      8.783      603       136,039     83.49        43.98
------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                  65           8,491,074      3.36      9.289      606       130,632     85.63        41.90
------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                 52           5,994,830      2.37      9.793      618       115,285     88.20        20.92
------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                23           2,249,367      0.89     10.303      608        97,799     83.45        41.08
------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                22           2,525,031      1.00     10.758      613       114,774     84.79        23.22
------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                10             889,170      0.35     11.352      584        88,917     85.09        31.66
------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                 7             804,428      0.32     11.746      639       114,918     89.72        41.90
------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                 1              39,989      0.02     12.350      509        39,989     61.54       100.00
------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                 1              66,451      0.03     12.770      622        66,451     95.00         0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,197       $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%       30.01%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 12.770% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.291% per annum.

REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
         RANGE OF                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
    REMAINING MONTHS         NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
   TO STATED MATURITY      MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
97 to 108                          1       $      37,088      0.01%     7.250%     640      $ 37,088     67.77%      100.00%
------------------------------------------------------------------------------------------------------------------------------
109 to 120                         1              38,000      0.02      5.750      734        38,000     61.29       100.00
------------------------------------------------------------------------------------------------------------------------------
145 to 156                         4             243,321      0.10      9.299      563        60,830     58.49       100.00
------------------------------------------------------------------------------------------------------------------------------
157 to 168                        16           1,316,545      0.52      7.568      612        82,284     76.27       100.00
------------------------------------------------------------------------------------------------------------------------------
169 to 180                        40          10,920,722      4.32      6.598      675       273,018     73.11        16.35
------------------------------------------------------------------------------------------------------------------------------
217 to 228                         3             304,325      0.12      8.435      583       101,442     80.52       100.00
------------------------------------------------------------------------------------------------------------------------------
229 to 240                         3             349,780      0.14      6.787      638       116,593     77.94         0.00
------------------------------------------------------------------------------------------------------------------------------
325 to 336                         1              86,613      0.03      7.875      592        86,613     80.00       100.00
------------------------------------------------------------------------------------------------------------------------------
337 to 348                         6           1,106,037      0.44      7.093      659       184,339     77.83        24.94
------------------------------------------------------------------------------------------------------------------------------
349 to 360                     1,122         238,501,865     94.31      7.320      647       212,569     79.50        30.11
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,197       $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%       30.01%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 100 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE   NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
 LOAN PRINCIPAL BALANCES   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
$50,000 or less                   26       $   1,105,544      0.44%     8.835%     593      $ 42,521     68.77%       90.97%
------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000              267          20,160,144      7.97      8.445      643        75,506     83.10        44.14
------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000             262          32,364,001     12.80      7.824      633       123,527     82.14        48.19
------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000             181          31,560,028     12.48      7.450      637       174,365     82.36        42.79
------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000             130          29,058,675     11.49      7.183      643       223,528     81.30        31.10
------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000              89          24,413,394      9.65      7.179      636       274,308     79.87        25.74
------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000              55          17,888,153      7.07      7.000      643       325,239     80.53        27.26
------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000              49          18,316,666      7.24      7.089      651       373,810     78.07        20.47
------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000              31          13,150,489      5.20      7.157      653       424,209     81.03        25.83
------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000              33          15,725,415      6.22      7.009      625       476,528     76.87        24.18
------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000              24          12,618,368      4.99      6.909      678       525,765     76.92        16.41
------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000              15           8,693,722      3.44      7.034      670       579,581     78.58         6.68
------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000              13           8,253,435      3.26      6.635      696       634,880     68.61        15.19
------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000               2           1,366,261      0.54      6.753      669       683,131     76.65         0.00
------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000               3           2,230,745      0.88      7.625      673       743,582     76.03         0.00
------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000               1             759,346      0.30      6.750      705       759,346     80.00         0.00
------------------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000               3           2,523,136      1.00      6.501      664       841,045     67.23        33.08
------------------------------------------------------------------------------------------------------------------------------
$850,001 to $900,000               2           1,800,000      0.71      5.813      677       900,000     70.00         0.00
------------------------------------------------------------------------------------------------------------------------------
$950,001 to $1,000,000            11          10,916,772      4.32      6.500      707       992,434     64.82         9.15
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,197       $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%       30.01%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $29,981 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $211,282.

PRODUCT TYPES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                               NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
      PRODUCT TYPES          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Balloon Loans                       18       $   2,972,768      1.18%     7.224%     643      $165,154     77.29%      32.43%
--------------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Loans            2              75,088      0.03      6.491      688        37,544     64.49      100.00
--------------------------------------------------------------------------------------------------------------------------------
15 to 19 Year Fixed Loans           42           9,507,820      3.76      6.606      673       226,377     71.86       25.04
--------------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Loans            6             654,105      0.26      7.554      612       109,018     79.14       46.53
--------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans                364          92,098,388     36.42      7.219      661       253,018     75.99       26.76
--------------------------------------------------------------------------------------------------------------------------------
Six-Month and 1/29 LIBOR ARM         2             426,399      0.17      6.329      682       213,200     71.32        0.00
--------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                     604         114,385,729     45.23      7.464      634       189,380     82.77       30.38
--------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM                     149          30,336,582     12.00      7.169      647       203,601     79.05       40.22
--------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR ARM                      10           2,447,416      0.97      6.365      735       244,742     65.22       23.19
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,197       $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%      30.01%
--------------------------------------------------------------------------------------------------------------------------------

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                               NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
   GEOGRAPHIC LOCATION       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Alabama                              3       $     171,541      0.07%     8.787%     580      $ 57,180     79.91%     100.00%
--------------------------------------------------------------------------------------------------------------------------------
Alaska                               1             132,366      0.05      7.375      641       132,366     70.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
Arizona                             31           5,302,927      2.10      7.016      653       171,062     81.48       29.90
--------------------------------------------------------------------------------------------------------------------------------
Arkansas                             7           1,003,064      0.40      8.886      617       143,295     95.03       38.84
--------------------------------------------------------------------------------------------------------------------------------
California                         345          98,556,767     38.97      6.908      640       285,672     77.97       30.17
--------------------------------------------------------------------------------------------------------------------------------
Colorado                            26           4,102,259      1.62      7.220      650       157,779     81.90       51.75
--------------------------------------------------------------------------------------------------------------------------------
Connecticut                          9           1,145,050      0.45      7.957      687       127,228     87.17       27.00
--------------------------------------------------------------------------------------------------------------------------------
Florida                            145          25,436,409     10.06      7.418      652       175,424     80.00       35.89
--------------------------------------------------------------------------------------------------------------------------------
Georgia                             21           3,457,871      1.37      8.404      673       164,661     86.68       10.10
--------------------------------------------------------------------------------------------------------------------------------
Hawaii                              11           4,388,764      1.74      6.492      695       398,979     61.49        0.00
--------------------------------------------------------------------------------------------------------------------------------
Idaho                                1             299,790      0.12      7.790      573       299,790     75.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
Illinois                            96          16,938,211      6.70      8.043      624       176,440     83.44       40.62
--------------------------------------------------------------------------------------------------------------------------------
Indiana                             23           2,227,102      0.88      8.462      619        96,831     85.08       40.79
--------------------------------------------------------------------------------------------------------------------------------
Iowa                                 1              29,981      0.01      8.375      582        29,981     69.77      100.00
--------------------------------------------------------------------------------------------------------------------------------
Kansas                               3             242,930      0.10      9.749      562        80,977     84.14       75.95
--------------------------------------------------------------------------------------------------------------------------------
Kentucky                             4             415,876      0.16      7.398      618       103,969     82.72       39.19
--------------------------------------------------------------------------------------------------------------------------------
Louisiana                            5             422,938      0.17      9.085      652        84,588     87.34        0.00
--------------------------------------------------------------------------------------------------------------------------------
Maryland                            20           4,641,925      1.84      7.448      669       232,096     81.30       41.99
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts                       21           5,564,105      2.20      7.520      670       264,957     70.99       10.27
--------------------------------------------------------------------------------------------------------------------------------
Michigan                            40           5,193,630      2.05      8.624      640       129,841     88.66       32.52
--------------------------------------------------------------------------------------------------------------------------------
Minnesota                           10           1,711,342      0.68      7.989      667       171,134     81.76       32.74
--------------------------------------------------------------------------------------------------------------------------------
Mississippi                          2             169,824      0.07      8.719      582        84,912     84.23      100.00
--------------------------------------------------------------------------------------------------------------------------------
Missouri                            17           1,854,064      0.73      8.491      644       109,063     81.25       19.16
--------------------------------------------------------------------------------------------------------------------------------
Montana                              1             129,942      0.05      6.990      675       129,942     71.36        0.00
--------------------------------------------------------------------------------------------------------------------------------
Nevada                              23           5,115,629      2.02      6.774      666       222,419     83.33       42.04
--------------------------------------------------------------------------------------------------------------------------------
New Hampshire                        4             859,482      0.34      7.405      635       214,871     76.13       12.75
--------------------------------------------------------------------------------------------------------------------------------
New Jersey                          51          15,506,431      6.13      6.944      666       304,048     75.10       21.18
--------------------------------------------------------------------------------------------------------------------------------
New Mexico                           7             823,773      0.33      8.193      572       117,682     75.46       59.85
--------------------------------------------------------------------------------------------------------------------------------
New York                            44          15,821,676      6.26      6.981      673       359,584     74.52        8.23
--------------------------------------------------------------------------------------------------------------------------------
North Carolina                      37           3,833,270      1.52      8.180      641       103,602     82.76       47.69
--------------------------------------------------------------------------------------------------------------------------------
Ohio                                35           3,261,405      1.29      9.030      639        93,183     91.31       46.44
--------------------------------------------------------------------------------------------------------------------------------
Oklahoma                             5             807,607      0.32      7.654      648       161,521     89.02       91.19
--------------------------------------------------------------------------------------------------------------------------------
Oregon                              15           3,198,642      1.26      6.721      658       213,243     77.86       11.66
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                        29           5,749,651      2.27      7.553      642       198,264     80.35       21.78
--------------------------------------------------------------------------------------------------------------------------------
Rhode Island                         4             596,004      0.24      7.582      690       149,001     85.47       18.25
--------------------------------------------------------------------------------------------------------------------------------
South Carolina                       7           1,319,308      0.52      7.464      649       188,473     84.00       58.34
--------------------------------------------------------------------------------------------------------------------------------
South Dakota                         1             124,619      0.05      8.115      519       124,619     85.00      100.00
--------------------------------------------------------------------------------------------------------------------------------
Tennessee                           10             973,136      0.38      9.007      634        97,314     86.21       27.05
--------------------------------------------------------------------------------------------------------------------------------
Texas                               24           2,988,051      1.18      8.587      688       124,502     87.05       13.35
--------------------------------------------------------------------------------------------------------------------------------
Utah                                 4             931,341      0.37      6.951      700       232,835     79.82       30.21
--------------------------------------------------------------------------------------------------------------------------------
Virginia                            38           4,363,566      1.73      7.637      645       114,831     80.73       39.39
--------------------------------------------------------------------------------------------------------------------------------
Washington                          12           2,645,586      1.05      6.895      630       220,465     77.66       59.28
--------------------------------------------------------------------------------------------------------------------------------
Wisconsin                            4             446,442      0.18      8.908      602       111,610     87.07       78.71
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,197       $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%      30.01%
--------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.78% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

ORIGINAL LOAN-TO-VALUE RATIOS

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
    RANGE OF ORIGINAL          NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
   LOAN-TO-VALUE RATIOS      MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
50.00% or less                     38        $   7,111,615      2.81%     6.746%     651      $187,148     42.33%      8.67%
--------------------------------------------------------------------------------------------------------------------------------
50.01% to  55.00%                  13            3,877,384      1.53      6.893      675       298,260     52.50      52.76
---------------- ---------------------------------------------------------------------------------------------------------------
55.01% to  60.00%                  27           10,693,838      4.23      6.436      661       396,068     58.30       9.93
---------------- ---------------------------------------------------------------------------------------------------------------
60.01% to  65.00%                  36            9,434,199      3.73      7.230      627       262,061     63.63      33.29
---------------- ---------------------------------------------------------------------------------------------------------------
65.01% to  70.00%                  94           22,717,019      8.98      6.938      668       241,670     69.17      19.06
---------------- ---------------------------------------------------------------------------------------------------------------
70.01% to  75.00%                 121           28,504,576     11.27      7.237      632       235,575     74.09      23.33
---------------- ---------------------------------------------------------------------------------------------------------------
75.01% to  80.00%                 362           84,302,756     33.33      7.093      656       232,881     79.74      28.58
---------------- ---------------------------------------------------------------------------------------------------------------
80.01% to  85.00%                 102           18,637,569      7.37      7.600      600       182,721     84.39      33.45
---------------- ---------------------------------------------------------------------------------------------------------------
85.01% to  90.00%                 162           31,350,364     12.40      7.258      639       193,521     89.67      39.20
---------------- ---------------------------------------------------------------------------------------------------------------
90.01% to  95.00%                 172           23,375,411      9.24      8.783      662       135,904     94.92      26.66
---------------- ---------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                  70           12,899,565      5.10      7.440      660       184,279     99.83      71.28
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197        $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%     30.01%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 79.18%.

MORTGAGE INSURANCE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                               NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
    MORTGAGE INSURANCE       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
No Mortgage Insurance           1,159        $ 243,229,862     96.17%     7.288%     647      $209,862     78.72%      30.97%
--------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                 38            9,674,434      3.83      7.379      684       254,590     90.79        5.78
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197        $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%      30.01%
--------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                               NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
       LOAN PURPOSE          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Refinance - Cashout               555        $ 121,266,961     47.95%     7.324%     629      $218,499     75.67%      31.15%
--------------------------------------------------------------------------------------------------------------------------------
Purchase                          498           98,272,132     38.86      7.358      677       197,334     83.31       27.22
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term             144           33,365,203     13.19      6.977      632       231,703     79.77       34.06
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197        $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%      30.01%
--------------------------------------------------------------------------------------------------------------------------------

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

PROPERTY TYPE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                               NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
       PROPERTY TYPE         MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Single Family Residence           876        $ 180,633,328     71.42%     7.285%     641      $206,202     79.47%      31.54%
--------------------------------------------------------------------------------------------------------------------------------
Townhouse                           6              549,798      0.22      7.703      644        91,633     79.16       62.86
--------------------------------------------------------------------------------------------------------------------------------
Condominium                        79           12,536,878      4.96      7.289      652       158,695     80.99       35.18
--------------------------------------------------------------------------------------------------------------------------------
Two-to-Four Family                142           33,788,758     13.36      7.552      671       237,949     76.76       23.07
--------------------------------------------------------------------------------------------------------------------------------
Cooperative                         2              448,894      0.18      6.900      666       224,447     66.09       39.96
--------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                3              228,239      0.09      7.386      605        76,080     83.84       71.62
--------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development           89           24,718,400      9.77      6.983      665       277,735     79.61       24.37
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197        $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%      30.01%
--------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION TYPE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                               NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
    DOCUMENTATION TYPE       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Reduced Documentation             235        $  75,933,661     30.02%     6.942%     675      $323,122     75.82%       0.00%
--------------------------------------------------------------------------------------------------------------------------------
Full or Alternative
 Documentation                    461           75,888,204     30.01      7.389      622       164,616     82.28      100.00
--------------------------------------------------------------------------------------------------------------------------------
Stated Documentation              389           73,289,590     28.98      7.659      632       188,405     80.78        0.00
--------------------------------------------------------------------------------------------------------------------------------
No Ratio                           61           14,556,866      5.76      6.886      683       238,637     73.86        0.00
--------------------------------------------------------------------------------------------------------------------------------
No Income/No Asset                 51           13,235,974      5.23      7.149      693       259,529     77.66        0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197        $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%      30.01%
--------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                               NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
    OCCUPANCY STATUS         MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Primary                           926        $ 213,401,623     84.38%     7.144%     641      $230,455     79.08%      30.41%
--------------------------------------------------------------------------------------------------------------------------------
Investment                        255           35,481,580     14.03      8.216      684       139,143     80.25       27.93
--------------------------------------------------------------------------------------------------------------------------------
Second Home                        16            4,021,092      1.59      6.944      703       251,318     74.86       27.10
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197        $ 252,904,296    100.00%     7.291%     648      $211,282     79.18%      30.01%
--------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MORTGAGE LOAN AGE SUMMARY

                                       AGGREGATE                                WEIGHTED      AVERAGE     WEIGHTED       PERCENT
                                       PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       FULL OR
MORTGAGE LOAN AGE      NUMBER OF        BALANCE         MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL     ALTERNATIVE
(MONTHS)            MORTGAGE LOANS    OUTSTANDING         POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
1                          30        $   4,823,730         1.91%      7.434%       629       $ 160,791      79.82%        56.65%
-------------------------------------------------------------------------------------------------------------------------------
2                         267           54,180,982        21.42       7.139        637         202,925      82.66         39.98
-------------------------------------------------------------------------------------------------------------------------------
3                         263           71,862,939        28.42       6.781        666         273,243      76.05         29.40
-------------------------------------------------------------------------------------------------------------------------------
4                         223           58,019,388        22.94       7.324        643         260,177      75.86         21.93
-------------------------------------------------------------------------------------------------------------------------------
5                         269           39,773,926        15.73       8.168        652         147,858      83.90         24.99
-------------------------------------------------------------------------------------------------------------------------------
6                          67           11,017,613         4.36       7.962        621         164,442      83.47         25.01
-------------------------------------------------------------------------------------------------------------------------------
7                          21            4,278,820         1.69       7.263        650         203,753      79.83         16.58
-------------------------------------------------------------------------------------------------------------------------------
8                          12            3,507,912         1.39       7.041        629         292,326      78.76         42.38
-------------------------------------------------------------------------------------------------------------------------------
9                           3              366,619         0.14       7.719        626         122,206      73.84         31.13
-------------------------------------------------------------------------------------------------------------------------------
10                          5              689,143         0.27       7.441        648         137,829      82.82         43.80
-------------------------------------------------------------------------------------------------------------------------------
11                          6            1,289,295         0.51       7.149        657         214,883      78.30          5.45
-------------------------------------------------------------------------------------------------------------------------------
13                          1              336,766         0.13       6.875        660         336,766      80.00          0.00
-------------------------------------------------------------------------------------------------------------------------------
14                          3              223,835         0.09       8.244        619          74,612      74.62         69.80
-------------------------------------------------------------------------------------------------------------------------------
15                          2              125,575         0.05       7.271        641          62,787      78.82        100.00
-------------------------------------------------------------------------------------------------------------------------------
16                          3              577,618         0.23       6.953        657         192,539      76.92         26.28
-------------------------------------------------------------------------------------------------------------------------------
17                          4              433,258         0.17       7.581        610         108,314      79.93        100.00
-------------------------------------------------------------------------------------------------------------------------------
18                          2              220,476         0.09       7.222        618         110,238      84.22        100.00
-------------------------------------------------------------------------------------------------------------------------------
19                          1               51,335         0.02       6.990        649          51,335      42.52        100.00
-------------------------------------------------------------------------------------------------------------------------------
20                          5              388,998         0.15       7.526        600          77,800      75.56        100.00
-------------------------------------------------------------------------------------------------------------------------------
21                          1               81,071         0.03       7.750        566          81,071      80.00        100.00
-------------------------------------------------------------------------------------------------------------------------------
22                          2              192,841         0.08       8.374        632          96,421      79.11        100.00
-------------------------------------------------------------------------------------------------------------------------------
23                          2              132,222         0.05       8.681        605          66,111      68.27        100.00
-------------------------------------------------------------------------------------------------------------------------------
24                          4              267,756         0.11       8.560        573          66,939      74.34        100.00
-------------------------------------------------------------------------------------------------------------------------------
33                          1               62,177         0.02      10.500        562          62,177      20.19        100.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,197        $ 252,904,296      100.00%       7.291%       648       $ 211,282      79.18%        30.01%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED       PERCENT
                                          PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       FULL OR
ORIGINAL PREPAYMENT      NUMBER OF         BALANCE       MORTGAGE      AVERAGE    CREDIT      BALANCE     ORIGINAL     ALTERNATIVE
   PENALTY TERM        MORTGAGE LOANS    OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
None                          399       $  95,431,710      37.73%      7.358%       659      $ 239,177      77.70%        23.71%
-------------------------------------------------------------------------------------------------------------------------------
6 Months                       21           7,622,274       3.01       6.658        667        362,965      70.13         19.03
-------------------------------------------------------------------------------------------------------------------------------
7 Months                        3             620,320       0.25       6.071        718        206,773      54.99          0.00
-------------------------------------------------------------------------------------------------------------------------------
12 Months                      29           8,494,406       3.36       7.001        650        292,911      72.95         15.38
-------------------------------------------------------------------------------------------------------------------------------
24 Months                     433          82,665,550      32.69       7.368        632        190,914      82.88         32.70
-------------------------------------------------------------------------------------------------------------------------------
25 Months                       1             218,110       0.09       7.375        775        218,110      80.00          0.00
-------------------------------------------------------------------------------------------------------------------------------
36 Months                     274          48,019,578      18.99       7.328        639        175,254      80.27         47.16
-------------------------------------------------------------------------------------------------------------------------------
48 Months                       1             536,100       0.21       6.900        628        536,100      89.50          0.00
-------------------------------------------------------------------------------------------------------------------------------
60 Months                      36           9,296,248       3.68       6.628        704        258,229      69.87          8.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,197       $ 252,904,296     100.00%      7.291%       648      $ 211,282      79.18%        30.01%
-------------------------------------------------------------------------------------------------------------------------------

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                             AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED       PERCENT
                                             PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                             NUMBER OF        BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     ALTERNATIVE
RANGE OF CREDIT SCORES    MORTGAGE LOANS    OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                     2        $  1,066,013     0.42%      6.763%         0      $ 533,007      72.76%         7.34%
-------------------------------------------------------------------------------------------------------------------------------
476 to 500                        4           1,477,848     0.58       8.270        500        369,462      77.54         32.30
-------------------------------------------------------------------------------------------------------------------------------
501 to 525                       83          15,109,058     5.97       8.453        512        182,037      73.25         55.00
-------------------------------------------------------------------------------------------------------------------------------
526 to 550                       55           8,588,974     3.40       8.131        540        156,163      76.83         54.65
-------------------------------------------------------------------------------------------------------------------------------
551 to 575                       72          12,085,410     4.78       7.844        562        167,853      75.91         44.52
-------------------------------------------------------------------------------------------------------------------------------
576 to 600                       78          13,093,091     5.18       7.725        589        167,860      83.02         51.83
-------------------------------------------------------------------------------------------------------------------------------
601 to 625                      143          25,154,309     9.95       7.507        615        175,904      86.10         48.21
-------------------------------------------------------------------------------------------------------------------------------
626 to 650                      197          42,577,266    16.84       7.230        637        216,128      80.58         26.16
-------------------------------------------------------------------------------------------------------------------------------
651 to 675                      224          53,347,219    21.09       7.086        663        238,157      78.31         22.69
-------------------------------------------------------------------------------------------------------------------------------
676 to 700                      121          29,744,121    11.76       6.986        687        245,819      80.27         21.19
-------------------------------------------------------------------------------------------------------------------------------
701 to 725                       98          23,205,528     9.18       7.004        713        236,791      78.76         12.48
-------------------------------------------------------------------------------------------------------------------------------
726 to 750                       67          15,726,563     6.22       6.739        737        234,725      76.94         21.59
-------------------------------------------------------------------------------------------------------------------------------
751 to 775                       35           8,027,704     3.17       7.014        763        229,363      74.24         19.62
-------------------------------------------------------------------------------------------------------------------------------
776 to 800                       15           3,011,839     1.19       6.380        785        200,789      70.37         20.65
-------------------------------------------------------------------------------------------------------------------------------
801 to 825                        3             689,352     0.27       6.645        808        229,784      78.20          0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,197       $ 252,904,296   100.00%      7.291%       648      $ 211,282      79.18%        30.01%
-------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 648.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED       PERCENT
                                          PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                         NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     ALTERNATIVE
 RANGE OF MARGINS      MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------------
0.000% or less                 1        $     365,600      0.25%     6.750%       806      $ 365,600      80.00%         0.00%
-----------------------------------------------------------------------------------------------------------------------------
0.001% to 0.500%               1              128,035      0.09      8.920        679        128,035      95.00          0.00
-----------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%              19            9,141,860      6.19      5.650        697        481,151      67.71          8.88
-----------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%              21            4,954,912      3.36      6.211        706        235,948      75.68          5.80
-----------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%              48           13,699,667      9.28      6.584        690        285,410      76.95         18.46
-----------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%              37            8,603,872      5.83      6.973        659        232,537      75.66         10.98
-----------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%              25            4,764,498      3.23      7.382        696        190,580      78.19         13.18
-----------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%             112           25,154,993     17.04      6.683        648        224,598      86.88         41.46
-----------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%              44            8,844,322      5.99      7.538        607        201,007      85.96         35.67
-----------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%              68           15,019,124     10.18      7.160        599        220,869      81.31         41.85
-----------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%              82           16,310,028     11.05      7.753        589        198,903      82.52         29.64
-----------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%              78           12,967,501      8.79      7.998        594        166,250      77.51         52.35
-----------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%              37            4,794,982      3.25      7.740        636        129,594      82.95         28.54
-----------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%              41            4,845,973      3.28      8.351        637        118,194      86.97         40.97
-----------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%              56            6,422,628      4.35      8.819        643        114,690      88.60         49.67
-----------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%              44            5,962,748      4.04      9.249        640        135,517      89.90         31.57
-----------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%              28            3,112,752      2.11      9.649        620        111,170      87.80         48.21
-----------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%             13            1,423,070      0.96     10.234        645        109,467      92.38         27.63
-----------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%             9            1,008,462      0.68     10.747        615        112,051      89.06         42.91
-----------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%             1               71,100      0.05     11.125        573         71,100      90.00        100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                       765        $ 147,596,127    100.00%     7.382%       639      $ 192,936      81.68%        32.19%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from -0.250% per annum to 10.875% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 5.523% per annum.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED       PERCENT
                                          PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE       FULL OR
 RANGE OF MAXIMUM         NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL     ALTERNATIVE
  MORTGAGE RATES        MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------------
11.000% or less               13        $   3,289,266      2.23%     5.434%     705       $ 253,020     71.48%         25.12%
----------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%            26            6,953,833      4.71      5.810      681         267,455     73.87          22.70
----------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%            48           14,786,734     10.02      5.998      676         308,057     75.84          19.17
----------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%            52           12,395,863      8.40      6.401      680         238,382     84.26          26.24
----------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%            79           20,331,734     13.78      6.826      664         257,364     80.12          29.45
----------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%           110           21,481,247     14.55      7.239      636         195,284     81.35          33.55
----------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%           103           18,555,467     12.57      7.432      637         180,150     84.36          33.04
----------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%            82           13,401,508      9.08      7.869      636         163,433     86.26          30.32
----------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%            82           13,661,192      9.26      8.444      606         166,600     87.59          37.49
----------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%            47            6,716,519      4.55      8.697      596         142,905     85.88          33.99
----------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%            59            8,155,855      5.53      9.055      566         138,235     79.76          43.59
----------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%            30            3,958,926      2.68      9.443      557         131,964     81.56          56.72
----------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%            17            2,276,952      1.54     10.059      567         133,938     80.03          54.43
----------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%             7              664,390      0.45     10.413      548          94,913     77.25          92.20
----------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%             5              601,338      0.41     10.838      537         120,268     60.38          44.39
----------------------------------------------------------------------------------------------------------------------------
18.001% to 18.500%             4              330,061      0.22     11.424      521          82,515     73.28          84.10
----------------------------------------------------------------------------------------------------------------------------
18.501% to 19.000%             1               35,239      0.02     11.990      543          35,239     85.00         100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                       765        $ 147,596,127    100.00%     7.382%     639       $ 192,936     81.68%         32.19%
----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.573% per annum.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED      PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE       FULL OR
                               NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
NEXT RATE ADJUSTMENT DATE    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
June 2004                           1        $     322,000     0.22%     5.700%       693      $ 322,000     68.51%         0.00%
--------------------------------------------------------------------------------------------------------------------------------
November 2004                       1              104,399     0.07      8.270        649        104,399     80.00          0.00
--------------------------------------------------------------------------------------------------------------------------------
December 2004                       1              425,823     0.29      6.875        684        425,823     75.00          0.00
--------------------------------------------------------------------------------------------------------------------------------
May 2005                            2              135,095     0.09      7.997        555         67,548     79.59         52.05
--------------------------------------------------------------------------------------------------------------------------------
June 2005                           2              167,840     0.11      7.188        604         83,920     78.77        100.00
--------------------------------------------------------------------------------------------------------------------------------
July 2005                           1              165,884     0.11      9.370        513        165,884     80.00          0.00
--------------------------------------------------------------------------------------------------------------------------------
August 2005                         5              957,621     0.65      7.899        558        191,524     80.57         55.99
--------------------------------------------------------------------------------------------------------------------------------
September 2005                     12            2,235,128     1.51      7.184        626        186,261     81.85         24.20
--------------------------------------------------------------------------------------------------------------------------------
October 2005                       46            6,934,370     4.70      8.150        610        150,747     85.17         31.68
--------------------------------------------------------------------------------------------------------------------------------
November 2005                     182           24,794,787    16.80      8.352        647        136,235     86.93         27.13
--------------------------------------------------------------------------------------------------------------------------------
December 2005                     103           21,085,742    14.29      7.637        613        204,716     77.50         25.40
--------------------------------------------------------------------------------------------------------------------------------
January 2006                      129           32,815,880    22.23      6.883        651        254,387     80.74         31.90
--------------------------------------------------------------------------------------------------------------------------------
February 2006                     112           23,375,728    15.84      6.993        626        208,712     85.22         33.44
--------------------------------------------------------------------------------------------------------------------------------
March 2006                          9            1,291,830     0.88      7.250        659        143,537     90.66         67.10
--------------------------------------------------------------------------------------------------------------------------------
September 2006                      1              223,158     0.15      7.500        709        223,158     80.00          0.00
--------------------------------------------------------------------------------------------------------------------------------
October 2006                        1              404,115     0.27      7.625        681        404,115     83.51          0.00
--------------------------------------------------------------------------------------------------------------------------------
November 2006                      10            1,680,290     1.14      7.134        647        168,029     83.75         49.22
--------------------------------------------------------------------------------------------------------------------------------
December 2006                      15            3,476,150     2.36      7.234        625        231,743     79.65         58.81
--------------------------------------------------------------------------------------------------------------------------------
January 2007                       38           10,844,833     7.35      6.463        676        285,390     74.34         14.01
--------------------------------------------------------------------------------------------------------------------------------
February 2007                      71           12,106,635     8.20      7.644        631        170,516     82.33         56.06
--------------------------------------------------------------------------------------------------------------------------------
March 2007                         13            1,601,400     1.08      8.104        610        123,185     78.62         63.93
--------------------------------------------------------------------------------------------------------------------------------
July 2008                           1               86,593     0.06      6.000        744         86,593     90.00          0.00
--------------------------------------------------------------------------------------------------------------------------------
September 2008                      1              204,416     0.14      5.750        668        204,416     75.00          0.00
--------------------------------------------------------------------------------------------------------------------------------
November 2008                       3              605,232     0.41      7.305        706        201,744     59.59         16.86
--------------------------------------------------------------------------------------------------------------------------------
December 2008                       3              435,475     0.30      6.582        696        145,158     77.02         80.19
--------------------------------------------------------------------------------------------------------------------------------
January 2009                        1              999,500     0.68      5.625        782        999,500     58.79          0.00
--------------------------------------------------------------------------------------------------------------------------------
February 2009                       1              116,200     0.08      8.375        742        116,200     70.00        100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            765        $ 147,596,127   100.00%     7.382%       639      $ 192,936     81.68%        32.19%
--------------------------------------------------------------------------------------------------------------------------------

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

**It is assumed for purposes of the modeling assumptions that the Mortgage Loans are transferred to the Trust Fund such that the May 1, 2004 payments on such Mortgage Loans are remitted to the Trust Fund for distribution on the distribution date in May 2004.

                             **ASSUMED MORTGAGE POOL
                            FIXED RATE MORTGAGE LOANS

                                                                                                                         ORIGINAL
                                                                ORIGINAL     REMAINING      ORIGINAL       REMAINING    MONTHS TO
                                 NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM          TERM           TERM        PENALTY
CURRENT BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------
   2,938,629.61       7.224     6.678       180       169         360            349            0              0             0
------------------------------------------------------------------------------------------------------------------------------
      74,225.35       6.491     5.966       120       109         120            109            0              0             0
------------------------------------------------------------------------------------------------------------------------------
   7,231,400.05       6.542     5.997       180       175         180            175            0              0             0
------------------------------------------------------------------------------------------------------------------------------
     908,428.89       6.681     6.156       180       176         180            176            0              0             6
------------------------------------------------------------------------------------------------------------------------------
     644,393.56       7.983     7.458       180       176         180            176            0              0            36
------------------------------------------------------------------------------------------------------------------------------
     614,412.16       5.804     5.279       180       176         180            176            0              0            60
------------------------------------------------------------------------------------------------------------------------------
     415,353.66       7.915     7.390       240       223         240            223            0              0             0
------------------------------------------------------------------------------------------------------------------------------
     231,239.81       6.904     6.379       240       237         240            237            0              0            36
------------------------------------------------------------------------------------------------------------------------------
  55,541,077.83       7.237     6.698       360       356         360            356            0              0             0
------------------------------------------------------------------------------------------------------------------------------
   2,583,353.66       6.663     6.138       360       357         360            357            0              0             6
------------------------------------------------------------------------------------------------------------------------------
     613,196.47       6.071     5.546       360       356         360            356            0              0             7
------------------------------------------------------------------------------------------------------------------------------
     410,449.11       9.225     8.700       360       354         360            354            0              0            12
------------------------------------------------------------------------------------------------------------------------------
   1,738,236.17       7.090     6.552       360       357         360            357            0              0            24
------------------------------------------------------------------------------------------------------------------------------
  22,678,244.87       7.433     6.901       360       357         360            357            0              0            36
------------------------------------------------------------------------------------------------------------------------------
     529,943.11       6.900     6.375       360       355         360            355            0              0            48
------------------------------------------------------------------------------------------------------------------------------
   6,946,249.43       6.619     6.093       360       356         360            356            0              0            60
------------------------------------------------------------------------------------------------------------------------------

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                            ADJUSTABLE RATE MORTGAGES

                                                                ORIGINAL       REMAINING
                                 NET     ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY
                     MORTGAGE  MORTGAGE    TERM      TERM         TERM           TERM         GROSS
CURRENT BALANCE ($)   RATE(%)  RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)       (MONTHS)     MARGIN(%)
-----------------------------------------------------------------------------------------------------
        103,200.42     8.270     7.745      360       355           0              0          6.870
-----------------------------------------------------------------------------------------------------
     19,880,348.48     7.965     7.438      360       356           0              0          6.217
-----------------------------------------------------------------------------------------------------
      1,110,257.37     7.279     6.754      360       357           0              0          4.001
-----------------------------------------------------------------------------------------------------
      3,000,179.68     7.780     7.255      360       355           0              0          6.081
-----------------------------------------------------------------------------------------------------
     66,777,666.87     7.539     7.008      360       356           0              0          6.000
-----------------------------------------------------------------------------------------------------
      3,106,967.35     8.069     7.540      360       355           0              0          6.872
-----------------------------------------------------------------------------------------------------
      4,779,445.48     8.025     7.500      360       357           0              0          6.447
-----------------------------------------------------------------------------------------------------
        449,303.25     6.836     6.311      360       357           0              0          3.299
-----------------------------------------------------------------------------------------------------
        415,038.00     7.951     7.426      360       358           0              0          6.556
-----------------------------------------------------------------------------------------------------
      1,013,547.33     6.806     6.277      360       357           0              0          4.263
-----------------------------------------------------------------------------------------------------
     16,760,743.66     7.293     6.763      360       357           0              0          6.002
-----------------------------------------------------------------------------------------------------
        525,448.82     6.875     6.350      360       357           0              0          3.500
-----------------------------------------------------------------------------------------------------
        295,750.97     8.000     7.475      360       355           0              0          5.000
-----------------------------------------------------------------------------------------------------
         85,598.66     6.000     5.475      360       351           0              0          3.875
-----------------------------------------------------------------------------------------------------
        302,941.99     6.125     5.600      360       354           0              0          4.917
-----------------------------------------------------------------------------------------------------
        114,865.59     8.375     7.850      360       358           0              0          4.125
-----------------------------------------------------------------------------------------------------
        318,302.22     5.700     5.175      360       356          60             56          3.000
-----------------------------------------------------------------------------------------------------
      1,429,987.57     6.766     6.241      360       357          43             40          3.275
-----------------------------------------------------------------------------------------------------
      2,267,506.61     6.401     5.876      360       357          24             21          3.141
-----------------------------------------------------------------------------------------------------
      1,863,151.18     6.874     6.341      360       357          26             23          3.819
-----------------------------------------------------------------------------------------------------
     11,047,331.13     6.549     6.022      360       357          24             21          3.455
-----------------------------------------------------------------------------------------------------
        215,605.27     7.375     6.850      360       356          24             20          4.375
-----------------------------------------------------------------------------------------------------
      1,384,631.42     5.728     5.203      360       356          37             33          2.813
-----------------------------------------------------------------------------------------------------
        988,516.23     6.875     6.350      360       357          24             21          3.500
-----------------------------------------------------------------------------------------------------
      1,749,574.33     6.348     5.823      360       356          54             50          3.374
-----------------------------------------------------------------------------------------------------
        215,891.94     5.625     5.100      360       357          36             33          4.125
-----------------------------------------------------------------------------------------------------
      1,720,018.23     5.810     5.285      360       357          36             33          2.310
-----------------------------------------------------------------------------------------------------
        832,824.92     6.043     5.518      360       357          36             33          4.410
-----------------------------------------------------------------------------------------------------
      1,526,367.90     6.671     6.146      360       357          39             36          3.589
-----------------------------------------------------------------------------------------------------
        988,021.97     5.625     5.100      360       357          60             57          2.250
-----------------------------------------------------------------------------------------------------
        221,032.23     6.875     6.350      360       356          60             56          5.000
-----------------------------------------------------------------------------------------------------
        411,099.19     6.384     5.859      360       356          60             56          4.108
-----------------------------------------------------------------------------------------------------

                                                                      NUMBER OF
                                                                       MONTHS                      ORIGINAL
                     INITIAL                                RATE     UNTIL NEXT                   MONTHS TO
                      RATE                                 CHANGE       RATE                      PREPAYMENT
                     CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                    PENALTY
CURRENT BALANCE ($)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE          INDEX       EXPIRATION
------------------------------------------------------------------------------------------------------------
        103,200.42    2.000     1.000    13.370   6.870       6           7      Six-Month LIBOR      36
------------------------------------------------------------------------------------------------------------
     19,880,348.48    2.497     1.200    14.240   7.356       6          20      Six-Month LIBOR       0
------------------------------------------------------------------------------------------------------------
      1,110,257.37    3.000     1.000    12.850   4.001       6          21      Six-Month LIBOR       6
------------------------------------------------------------------------------------------------------------
      3,000,179.68    2.173     1.335    14.598   7.649       6          19      Six-Month LIBOR      12
------------------------------------------------------------------------------------------------------------
     66,777,666.87    2.745     1.139    13.742   6.808       6          20      Six-Month LIBOR      24
------------------------------------------------------------------------------------------------------------
      3,106,967.35    2.926     1.058    13.750   7.313       6          19      Six-Month LIBOR      36
------------------------------------------------------------------------------------------------------------
      4,779,445.48    2.885     1.038    14.487   7.029       6          33      Six-Month LIBOR       0
------------------------------------------------------------------------------------------------------------
        449,303.25    3.000     1.000    12.836   3.299       6          33      Six-Month LIBOR       6
------------------------------------------------------------------------------------------------------------
        415,038.00    3.000     1.000    14.598   6.718       6          34      Six-Month LIBOR      12
------------------------------------------------------------------------------------------------------------
      1,013,547.33    3.000     1.000    12.440   5.350       6          33      Six-Month LIBOR      24
------------------------------------------------------------------------------------------------------------
     16,760,743.66    2.955     1.023    13.874   6.630       6          33      Six-Month LIBOR      36
------------------------------------------------------------------------------------------------------------
        525,448.82    3.000     1.000    12.875   3.500       6          33      Six-Month LIBOR      60
------------------------------------------------------------------------------------------------------------
        295,750.97    5.000     1.000    13.000   5.000       6          55      Six-Month LIBOR       0
------------------------------------------------------------------------------------------------------------
         85,598.66    5.000     1.000    11.000   6.000       6          51      Six-Month LIBOR      24
------------------------------------------------------------------------------------------------------------
        302,941.99    5.000     1.000    11.125   4.917       6          54      Six-Month LIBOR      36
------------------------------------------------------------------------------------------------------------
        114,865.59    5.000     1.000    13.375   4.125       6          58      Six-Month LIBOR      60
------------------------------------------------------------------------------------------------------------
        318,302.22    1.000     1.000    11.700   3.000       6           2      Six-Month LIBOR      36
------------------------------------------------------------------------------------------------------------
      1,429,987.57    3.000     1.000    12.545   4.631       6          21      Six-Month LIBOR       0
------------------------------------------------------------------------------------------------------------
      2,267,506.61    3.000     1.000    12.401   3.141       6          21      Six-Month LIBOR       6
------------------------------------------------------------------------------------------------------------
      1,863,151.18    3.000     1.000    12.649   4.324       6          21      Six-Month LIBOR      12
------------------------------------------------------------------------------------------------------------
     11,047,331.13    3.000     1.040    12.478   3.634       6          21      Six-Month LIBOR      24
------------------------------------------------------------------------------------------------------------
        215,605.27    3.000     1.000    13.375   4.375       6          20      Six-Month LIBOR      25
------------------------------------------------------------------------------------------------------------
      1,384,631.42    3.000     1.000    11.728   3.272       6          20      Six-Month LIBOR      36
------------------------------------------------------------------------------------------------------------
        988,516.23    3.000     1.000    12.875   3.500       6          21      Six-Month LIBOR      60
------------------------------------------------------------------------------------------------------------
      1,749,574.33    3.000     1.000    12.348   3.792       6          32      Six-Month LIBOR       0
------------------------------------------------------------------------------------------------------------
        215,891.94    3.000     1.000    11.625   4.125       6          33      Six-Month LIBOR       6
------------------------------------------------------------------------------------------------------------
      1,720,018.23    2.000     2.000    11.810   2.310       6          33      Six-Month LIBOR      12
------------------------------------------------------------------------------------------------------------
        832,824.92    2.456     1.000    12.043   4.410       6          33      Six-Month LIBOR      24
------------------------------------------------------------------------------------------------------------
      1,526,367.90    2.847     1.000    12.671   4.884       6          33      Six-Month LIBOR      36
------------------------------------------------------------------------------------------------------------
        988,021.97    5.000     1.000    10.625   5.625       6          57      Six-Month LIBOR      12
------------------------------------------------------------------------------------------------------------
        221,032.23    5.000     1.000    11.875   6.875       6          56      Six-Month LIBOR      24
------------------------------------------------------------------------------------------------------------
        411,099.19    4.396     1.000    11.384   4.844       6          56      Six-Month LIBOR      36
------------------------------------------------------------------------------------------------------------

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                               ONE-MONTH LIBOR CAP

                                               LOWER    UPPER
      BEGINNING     ENDING      NOTIONAL       COLLAR   COLLAR
MON    ACCRUAL     ACCRUAL      BALANCE ($)     (%)      (%)
-------------------------------------------------------------
  1     4/27/04     5/25/04  246,000,000.00    7.153   10.000
  2     5/25/04     6/25/04  243,419,083.40    6.453   10.000
  3     6/25/04     7/25/04  240,333,390.33    6.674   10.000
  4     7/25/04     8/25/04  236,748,536.37    6.457   10.000
  5     8/25/04     9/25/04  232,672,768.91    6.459   10.000
  6     9/25/04    10/25/04  228,118,829.68    6.680   10.000
  7    10/25/04    11/25/04  223,115,711.12    6.464   10.000
  8    11/25/04    12/25/04  217,805,484.20    6.686   10.000
  9    12/25/04     1/25/05  212,271,133.25    6.471   10.000
 10     1/25/05     2/25/05  206,757,946.13    6.475   10.000
 11     2/25/05     3/25/05  201,388,472.27    7.183   10.000
 12     3/25/05     4/25/05  196,160,175.13    6.482   10.000
 13     4/25/05     5/25/05  191,069,228.85    6.705   10.000
 14     5/25/05     6/25/05  186,111,913.87    6.489   10.000
 15     6/25/05     7/25/05  181,283,069.33    6.714   10.000
 16     7/25/05     8/25/05  176,580,859.38    6.498   10.000
 17     8/25/05     9/25/05  172,001,856.45    6.502   10.000
 18     9/25/05    10/25/05  167,537,548.29    6.727   10.000
 19    10/25/05    11/25/05  163,080,049.09    6.511   10.000
 20    11/25/05    12/25/05  157,223,118.75    6.791   10.000
 21    12/25/05     1/25/06  150,825,433.51    7.422   10.000
 22     1/25/06     2/25/06  144,742,698.95    7.623   10.000
 23     2/25/06     3/25/06  138,949,448.52    8.437   10.000
 24     3/25/06     4/25/06  133,495,768.39    7.600   10.000
 25     4/25/06     5/25/06  129,181,559.97    7.857   10.000
 26     5/25/06     6/25/06  125,488,339.66    7.623   10.000
 27     6/25/06     7/25/06  121,910,922.47    8.228   10.000
 28     7/25/06     8/25/06  118,443,761.08    8.021   10.000
 29     8/25/06     9/25/06  115,080,183.81    8.017   10.000
 30     9/25/06    10/25/06  111,816,111.91    8.283   10.000
 31    10/25/06    11/25/06  108,648,404.16    8.009   10.000
 32    11/25/06    12/25/06  105,574,023.24    8.300   10.000
 33    12/25/06     1/25/07  102,590,218.48    8.365   10.000
 34     1/25/07     2/25/07   99,696,554.27    8.680   10.000
 35     2/25/07     3/25/07   96,890,073.81    9.617   10.000
 36     3/25/07     4/25/07   94,165,441.50    8.669   10.000
 37     4/25/07     5/25/07   91,520,053.31    8.954   10.000
 38     5/25/07     6/25/07   89,976,698.65    8.569   10.000
 39     6/25/07     7/25/07   87,562,116.40    9.156   10.000
 40     7/25/07     8/25/07   85,219,077.98    8.974   10.000
 41     8/25/07     9/25/07   82,944,678.74    8.951   10.000
 42     9/25/07    10/25/07   80,735,498.64    9.227   10.000
 43    10/25/07    11/25/07   78,589,663.86    8.901   10.000
 44    11/25/07    12/25/07   76,505,225.19    9.181   10.000
 45    12/25/07     1/25/08   74,480,319.93    8.882   10.000
 46     1/25/08     2/25/08   72,513,178.20    8.945   10.000
 47     2/25/08     3/25/08   70,602,512.41    9.545   10.000
 48     3/25/08     4/25/08   68,746,021.67    8.900   10.000
 49     4/25/08     5/25/08   66,942,047.63    9.175   10.000
 50     5/25/08     6/25/08   65,188,992.44    8.853   10.000
 51     6/25/08     7/25/08   63,485,309.77    9.132   10.000
 52     7/25/08     8/25/08   61,829,365.09    8.883   10.000
 53     8/25/08     9/25/08   60,220,204.78    8.861   10.000
 54     9/25/08    10/25/08   58,656,060.02    9.135   10.000
 55    10/25/08    11/25/08   57,135,569.35    8.817   10.000
 56    11/25/08    12/25/08   55,657,451.15    9.094   10.000
 57    12/25/08     1/25/09   54,220,424.43    8.781   10.000
 58     1/25/09     2/25/09   52,823,156.65    8.802   10.000
 59     2/25/09     3/25/09   51,464,563.80    9.732   10.000
 60     3/25/09     4/25/09   50,143,476.36    8.757   10.000
 61     4/25/09     5/25/09   48,858,766.32    9.028   10.000
 62     5/25/09     6/25/09   47,609,352.57    8.710   10.000
 63     6/25/09     7/25/09   46,394,188.21    8.980   10.000
 64     7/25/09     8/25/09   45,212,262.50    8.664   10.000
 65     8/25/09     9/25/09   44,062,590.39    8.641   10.000
 66     9/25/09    10/25/09   42,944,221.18    8.909   10.000
 67    10/25/09    11/25/09   41,856,233.96    8.596   10.000
 68    11/25/09    12/25/09   40,797,736.83    8.862   10.000
 69    12/25/09     1/25/10   39,767,865.88    8.551   10.000
 70     1/25/10     2/25/10   38,765,784.32    8.528   10.000
 71     2/25/10     3/25/10   37,789,960.17    9.428   10.000
 72     3/25/10     4/25/10   36,809,681.78    8.491   10.000
 73     4/25/10     5/25/10   35,855,676.71    8.763   10.000
 74     5/25/10     6/25/10   34,927,183.42    8.463   10.000
 75     6/25/10     7/25/10   34,023,464.05    8.734   10.000
 76     7/25/10     8/25/10   33,143,803.68    8.436   10.000
 77     8/25/10     9/25/10   32,287,509.51    8.422   10.000
 78     9/25/10    10/25/10   31,453,910.13    8.693   10.000
 79    10/25/10    11/25/10   30,642,354.93    8.397   10.000
 80    11/25/10    12/25/10   29,852,213.27    8.668   10.000
 81    12/25/10     1/25/11   29,082,873.99    8.373   10.000
 82     1/25/11     2/25/11   28,333,744.62    8.361   10.000
 83     2/25/11     3/25/11   27,604,250.88    9.256   10.000
 84     3/25/11     4/25/11   26,893,836.09    8.340   10.000
 85     4/25/11     5/25/11   26,201,960.55    8.610   10.000
 86     5/25/11     6/25/11   25,528,100.98    8.319   10.000
 87     6/25/11     7/25/11   24,871,750.10    8.590   10.000
 88     7/25/11     8/25/11   24,232,415.95    8.300   10.000
 89     8/25/11     9/25/11            0.00    0.000    0.000
 90     9/25/11    10/25/11            0.00    0.000    0.000

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE


                 AVAILABLE FUNDS    AVAILABLE FUNDS
 MON    DATE     CAP (%) (1), (2)   CAP (%) (1), (3)
----------------------------------------------------
  1    5/25/04         7.188              7.188
----------------------------------------------------
  2    6/25/04         6.495             10.042
----------------------------------------------------
  3    7/25/04         6.713             10.042
----------------------------------------------------
  4    8/25/04         6.500             10.046
----------------------------------------------------
  5    9/25/04         6.504             10.048
----------------------------------------------------
  6   10/25/04         6.726             10.049
----------------------------------------------------
  7   11/25/04         6.514             10.053
----------------------------------------------------
  8   12/25/04         6.738             10.055
----------------------------------------------------
  9    1/25/05         6.526             10.060
----------------------------------------------------
 10    2/25/05         6.533             10.063
----------------------------------------------------
 11    3/25/05         7.241             10.063
----------------------------------------------------
 12    4/25/05         6.547             10.070
----------------------------------------------------
 13    5/25/05         6.773             10.074
----------------------------------------------------
 14    6/25/05         6.562             10.079
----------------------------------------------------
 15    7/25/05         6.789             10.082
----------------------------------------------------
 16    8/25/05         6.579             10.087
----------------------------------------------------
 17    9/25/05         6.587             10.092
----------------------------------------------------
 18   10/25/05         6.815             10.095
----------------------------------------------------
 19   11/25/05         6.604             10.100
----------------------------------------------------
 20   12/25/05         6.833             10.107
----------------------------------------------------
 21    1/25/06         6.481             10.115
----------------------------------------------------
 22    2/25/06         6.359             10.123
----------------------------------------------------
 23    3/25/06         7.057             10.129
----------------------------------------------------
 24    4/25/06         6.385             10.124
----------------------------------------------------
 25    5/25/06         6.609             10.123
----------------------------------------------------
 26    6/25/06         6.403             10.121
----------------------------------------------------
 27    7/25/06         6.624             10.120
----------------------------------------------------
 28    8/25/06         6.417             10.119
----------------------------------------------------
 29    9/25/06         6.425             10.117
----------------------------------------------------
 30   10/25/06         6.647             10.117
----------------------------------------------------
 31   11/25/06         6.440             10.115
----------------------------------------------------
 32   12/25/06         6.663             10.113
----------------------------------------------------
 33    1/25/07         6.446             10.111
----------------------------------------------------
 34    2/25/07         6.407             10.109
----------------------------------------------------
 35    3/25/07         7.103             10.108
----------------------------------------------------
 36    4/25/07         6.425             10.106
----------------------------------------------------
 37    5/25/07         6.649             10.104
----------------------------------------------------
 38    6/25/07         6.369             10.105
----------------------------------------------------
 39    7/25/07         6.583             10.106
----------------------------------------------------
 40    8/25/07         6.371             10.108
----------------------------------------------------
 41    9/25/07         6.374             10.111
----------------------------------------------------
 42   10/25/07         6.590             10.114
----------------------------------------------------
 43   11/25/07         6.380             10.117
----------------------------------------------------
 44   12/25/07         6.596             10.120
----------------------------------------------------
 45    1/25/08         6.385             10.119
----------------------------------------------------
 46    2/25/08         6.388             10.120
----------------------------------------------------
 47    3/25/08         6.830             10.121
----------------------------------------------------
 48    4/25/08         6.392             10.119
----------------------------------------------------
 49    5/25/08         6.607             10.121
----------------------------------------------------
 50    6/25/08         6.396             10.120
----------------------------------------------------
 51    7/25/08         6.611             10.121
----------------------------------------------------
 52    8/25/08         6.400             10.120
----------------------------------------------------
 53    9/25/08         6.402             10.119
----------------------------------------------------
 54   10/25/08         6.618             10.120
----------------------------------------------------
 55   11/25/08         6.406             10.120
----------------------------------------------------
 56   12/25/08         6.621             10.120
----------------------------------------------------
 57    1/25/09         6.408             10.120
----------------------------------------------------
 58    2/25/09         6.410             10.120
----------------------------------------------------
 59    3/25/09         7.098             10.122
----------------------------------------------------
 60    4/25/09         6.413             10.119
----------------------------------------------------
 61    5/25/09         6.629             10.120
----------------------------------------------------
 62    6/25/09         6.418             10.120
----------------------------------------------------
 63    7/25/09         6.634             10.120
----------------------------------------------------
 64    8/25/09         6.422             10.120
----------------------------------------------------
 65    9/25/09         6.424             10.120
----------------------------------------------------
 66   10/25/09         6.640             10.120
----------------------------------------------------
 67   11/25/09         6.428             10.119
----------------------------------------------------
 68   12/25/09         6.644             10.120
----------------------------------------------------
 69    1/25/10         6.432             10.119
----------------------------------------------------
 70    2/25/10         6.434             10.120
----------------------------------------------------
 71    3/25/10         7.128             10.122
----------------------------------------------------
 72    4/25/10         6.446             10.120
----------------------------------------------------
 73    5/25/10         6.669             10.120
----------------------------------------------------
 74    6/25/10         6.462             10.120
----------------------------------------------------
 75    7/25/10         6.685             10.120
----------------------------------------------------
 76    8/25/10         6.478             10.119
----------------------------------------------------
 77    9/25/10         6.486             10.120
----------------------------------------------------
 78   10/25/10         6.711             10.121
----------------------------------------------------
 79   11/25/10         6.503             10.120
----------------------------------------------------
 80   12/25/10         6.729             10.120
----------------------------------------------------
 81    1/25/11         6.521             10.120
----------------------------------------------------
 82    2/25/11         6.530             10.120
----------------------------------------------------
 83    3/25/11         7.240             10.122
----------------------------------------------------
 84    4/25/11         6.549             10.119
----------------------------------------------------
 85    5/25/11         6.777             10.121
----------------------------------------------------
 86    6/25/11         6.569             10.120
----------------------------------------------------
 87    7/25/11         6.798             10.120
----------------------------------------------------
 88    8/25/11         6.589             10.120
----------------------------------------------------
 89    9/25/11         0.000              0.000
----------------------------------------------------
 90   10/25/11         0.000              0.000
----------------------------------------------------

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows, less the current interest on the Class A-X-A, Class A-X-B, Class M-1-X, Class M-2-X and Class M-3-X Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, then, multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.09% and 1.15%, respectively. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.09% and 1.15% in month 1, respectively, both increasing to 20.00% in month 2 and thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                         DISCOUNT MARGIN TABLE (TO CALL)

                           0%              80%            100%             150%             200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED    PRICING SPEED   PRICING SPEED
                         TO CALL         TO CALL         TO CALL          TO CALL          TO CALL
----------------------------------------------------------------------------------------------------
                       DISC MARGIN     DISC MARGIN    DISC MARGIN       DISC MARGIN     DISC MARGIN
====================================================================================================
A-1-A
           100.00%               12              12              12               12              12

         WAL (YRS)            11.18            1.19            1.00             0.71            0.56
    MOD DURN (YRS)            10.40            1.19            1.00             0.72            0.56
  PRINCIPAL WINDOW    May04 - Dec22   May04 - Jul06   May04 - Feb06    May04 - Aug05   May04 - Apr05
----------------------------------------------------------------------------------------------------
A-1-B
           100.00%               37              37              37               37              37

         WAL (YRS)            24.40            5.21            4.07             2.18            1.53
    MOD DURN (YRS)            20.59            5.02            3.96             2.16            1.52
  PRINCIPAL WINDOW    Dec22 - Aug32   Jul06 - Jun13   Feb06 - Aug11    Aug05 - Dec08   Apr05 - Jul06
----------------------------------------------------------------------------------------------------
M-1
           100.00%               55              55              55               55              55

         WAL (YRS)            25.60            5.94            4.95             4.60            2.51
    MOD DURN (YRS)            20.96            5.66            4.76             4.46            2.47
  PRINCIPAL WINDOW    Feb25 - Aug32   May07 - Jun13   Aug07 - Aug11    Jul08 - Dec08   Jul06 - Feb07
----------------------------------------------------------------------------------------------------
M-2

           100.00%              120             120             120              120             120

         WAL (YRS)            25.60            5.94            4.88             4.04            3.10
    MOD DURN (YRS)            19.34            5.52            4.60             3.87            3.00
  PRINCIPAL WINDOW    Feb25 - Aug32   May07 - Jun13   Jun07 - Aug11    Oct07 - Dec08   Feb07 - Jun07
----------------------------------------------------------------------------------------------------
M-3
           100.00%              140             140             140              140             140

         WAL (YRS)            25.60            5.94            4.84             3.78            3.16
    MOD DURN (YRS)            18.88            5.48            4.54             3.62            3.05
  PRINCIPAL WINDOW    Feb25 - Aug32   May07 - Jun13   Jun07 - Aug11    Sep07 - Dec08   Jun07 - Jun07
----------------------------------------------------------------------------------------------------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                           0%              80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED    PRICING SPEED   PRICING SPEED
                       TO MATURITY     TO MATURITY     TO MATURITY      TO MATURITY     TO MATURITY
----------------------------------------------------------------------------------------------------
                       DISC MARGIN     DISC MARGIN     DISC MARGIN      DISC MARGIN     DISC MARGIN
====================================================================================================
A-1-A
           100.00%               12              12              12                12             12

         WAL (YRS)            11.18            1.19            1.00              0.71           0.56
    MOD DURN (YRS)            10.40            1.19            1.00              0.72           0.56
  PRINCIPAL WINDOW    May04 - Dec22   May04 - Jul06   May04 - Feb06     May04 - Aug05  May04 - Apr05
----------------------------------------------------------------------------------------------------
A-1-B
           100.00%               37              40              41                41             37

         WAL (YRS)            24.51            5.81            4.57              2.46           1.53
    MOD DURN (YRS)            20.66            5.53            4.40              2.41           1.52
  PRINCIPAL WINDOW    Dec22 - Dec33   Jul06 - Aug25   Feb06 - Jan22     Aug05 - Mar16  Apr05 - Jul06
----------------------------------------------------------------------------------------------------
 M-1
           100.00%               55              58              58                59             55

         WAL (YRS)            25.73            6.63            5.52              5.39           2.51
    MOD DURN (YRS)            21.05            6.23            5.26              5.18           2.47
  PRINCIPAL WINDOW    Feb25 - Nov33   May07 - Aug21   Aug07 - May18     Jul08 - Aug13  Jul06 - Feb07
----------------------------------------------------------------------------------------------------
 M-2
           100.00%              120             125             125               124            142

         WAL (YRS)            25.73            6.54            5.37              4.37           5.11
    MOD DURN (YRS)            19.41            5.99            5.01              4.16           4.80
  PRINCIPAL WINDOW    Feb25 - Sep33   May07 - Nov19   Jun07 - Jan17     Oct07 - Aug12  Feb07 - Nov12
----------------------------------------------------------------------------------------------------
M-3
           100.00%              140             145             145               144            158

         WAL (YRS)            25.72            6.43            5.25              4.05           4.32
    MOD DURN (YRS)            18.94            5.86            4.87              3.85           4.09
  PRINCIPAL WINDOW    Feb25 - Jul33   May07 - Aug17   Jun07 - Jan15     Sep07 - Mar11  May08 - Mar09
----------------------------------------------------------------------------------------------------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

       PERCENTAGE OF CLASS A-1-A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                     0% PRICING    80% PRICING    100% PRICING    150% PRICING    200% PRICING
       DATE             SPEED         SPEED          SPEED           SPEED           SPEED
       ----          -------------------------------------------------------------------------
Initial Percentage       100           100            100             100              100
    25-Apr-05             98            58             47              22                0
    25-Apr-06             95             7              0               0                0
    25-Apr-07             92             0              0               0                0
    25-Apr-08             88             0              0               0                0
    25-Apr-09             85             0              0               0                0
    25-Apr-10             81             0              0               0                0
    25-Apr-11             76             0              0               0                0
    25-Apr-12             72             0              0               0                0
    25-Apr-13             67             0              0               0                0
    25-Apr-14             61             0              0               0                0
    25-Apr-15             56             0              0               0                0
    25-Apr-16             50             0              0               0                0
    25-Apr-17             43             0              0               0                0
    25-Apr-18             36             0              0               0                0
    25-Apr-19             27             0              0               0                0
    25-Apr-20             20             0              0               0                0
    25-Apr-21             13             0              0               0                0
    25-Apr-22              5             0              0               0                0
    25-Apr-23              0             0              0               0                0
    25-Apr-24              0             0              0               0                0
    25-Apr-25              0             0              0               0                0
    25-Apr-26              0             0              0               0                0
    25-Apr-27              0             0              0               0                0
    25-Apr-28              0             0              0               0                0
    25-Apr-29              0             0              0               0                0
    25-Apr-30              0             0              0               0                0
    25-Apr-31              0             0              0               0                0
    25-Apr-32              0             0              0               0                0
    25-Apr-33              0             0              0               0                0
    25-Apr-34              0             0              0               0                0

WAL (yrs)              11.18          1.19           1.00            0.71             0.56

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

       PERCENTAGE OF CLASS A-1-B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING    80% PRICING    100% PRICING    150% PRICING    200% PRICING
       DATE              SPEED         SPEED          SPEED           SPEED            SPEED
       ----           -------------------------------------------------------------------------
Initial Percentage        100           100            100             100             100
    25-Apr-05             100           100            100             100              95
    25-Apr-06             100           100             87              43               6
    25-Apr-07             100            72             50               7               0
    25-Apr-08             100            57             44               7               0
    25-Apr-09             100            44             32               7               0
    25-Apr-10             100            34             23               7               0
    25-Apr-11             100            27             17               6               0
    25-Apr-12             100            21             13               4               0
    25-Apr-13             100            16             10               2               0
    25-Apr-14             100            13              7               1               0
    25-Apr-15             100            10              5               1               0
    25-Apr-16             100             8              4               0               0
    25-Apr-17             100             6              3               0               0
    25-Apr-18             100             5              2               0               0
    25-Apr-19             100             4              1               0               0
    25-Apr-20             100             3              1               0               0
    25-Apr-21             100             2              *               0               0
    25-Apr-22             100             2              0               0               0
    25-Apr-23              97             1              0               0               0
    25-Apr-24              87             *              0               0               0
    25-Apr-25              78             *              0               0               0
    25-Apr-26              71             0              0               0               0
    25-Apr-27              64             0              0               0               0
    25-Apr-28              56             0              0               0               0
    25-Apr-29              48             0              0               0               0
    25-Apr-30              39             0              0               0               0
    25-Apr-31              29             0              0               0               0
    25-Apr-32              19             0              0               0               0
    25-Apr-33               8             0              0               0               0
    25-Apr-34               0             0              0               0               0

WAL (yrs)               24.51          5.81           4.57            2.46            1.53

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                     0% PRICING    80% PRICING    100% PRICING    150% PRICING    200% PRICING
       DATE             SPEED          SPEED          SPEED           SPEED           SPEED
       ----          ------------------------------------------------------------------------
Initial Percentage       100           100             100             100             100
    25-Apr-05            100           100             100             100             100
    25-Apr-06            100           100             100             100             100
    25-Apr-07            100           100             100             100               0
    25-Apr-08            100            72              55             100               0
    25-Apr-09            100            56              40              55               0
    25-Apr-10            100            43              29              19               0
    25-Apr-11            100            34              22               7               0
    25-Apr-12            100            26              16               5               0
    25-Apr-13            100            21              12               1               0
    25-Apr-14            100            16               9               0               0
    25-Apr-15            100            13               7               0               0
    25-Apr-16            100            10               5               0               0
    25-Apr-17            100             8               3               0               0
    25-Apr-18            100             6               *               0               0
    25-Apr-19            100             5               0               0               0
    25-Apr-20            100             3               0               0               0
    25-Apr-21            100             1               0               0               0
    25-Apr-22            100             0               0               0               0
    25-Apr-23            100             0               0               0               0
    25-Apr-24            100             0               0               0               0
    25-Apr-25             98             0               0               0               0
    25-Apr-26             90             0               0               0               0
    25-Apr-27             81             0               0               0               0
    25-Apr-28             71             0               0               0               0
    25-Apr-29             60             0               0               0               0
    25-Apr-30             49             0               0               0               0
    25-Apr-31             37             0               0               0               0
    25-Apr-32             24             0               0               0               0
    25-Apr-33             10             0               0               0               0
    25-Apr-34              0             0               0               0               0

WAL (yrs)              25.73          6.63            5.52            5.39            2.51

* = less than 0.5%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                    0% PRICING    80% PRICING    100% PRICING    150% PRICING    200% PRICING
       DATE           SPEED          SPEED           SPEED           SPEED           SPEED
       ----         -------------------------------------------------------------------------
Initial Percentage      100           100             100             100             100
    25-Apr-05           100           100             100             100             100
    25-Apr-06           100           100             100             100             100
    25-Apr-07           100           100             100             100              74
    25-Apr-08           100            72              55              42              74
    25-Apr-09           100            56              40              17              55
    25-Apr-10           100            43              29              11              27
    25-Apr-11           100            34              22               7              12
    25-Apr-12           100            26              16               1               3
    25-Apr-13           100            21              12               0               0
    25-Apr-14           100            16               9               0               0
    25-Apr-15           100            13               6               0               0
    25-Apr-16           100            10               2               0               0
    25-Apr-17           100             8               0               0               0
    25-Apr-18           100             5               0               0               0
    25-Apr-19           100             1               0               0               0
    25-Apr-20           100             0               0               0               0
    25-Apr-21           100             0               0               0               0
    25-Apr-22           100             0               0               0               0
    25-Apr-23           100             0               0               0               0
    25-Apr-24           100             0               0               0               0
    25-Apr-25            98             0               0               0               0
    25-Apr-26            90             0               0               0               0
    25-Apr-27            81             0               0               0               0
    25-Apr-28            71             0               0               0               0
    25-Apr-29            60             0               0               0               0
    25-Apr-30            49             0               0               0               0
    25-Apr-31            37             0               0               0               0
    25-Apr-32            24             0               0               0               0
    25-Apr-33            10             0               0               0               0
    25-Apr-34             0             0               0               0               0

WAL (yrs)             25.73          6.54            5.37            4.37            5.11

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                    0% PRICING    80% PRICING    100% PRICING    150% PRICING    200% PRICING
       DATE           SPEED          SPEED           SPEED           SPEED           SPEED
       ----         -------------------------------------------------------------------------
Initial Percentage      100           100             100             100             100
  25-Apr-05             100           100             100             100             100
  25-Apr-06             100           100             100             100             100
  25-Apr-07             100           100             100             100             100
  25-Apr-08             100            72              55              26             100
  25-Apr-09             100            56              40              17               0
  25-Apr-10             100            43              29              11               0
  25-Apr-11             100            34              22               0               0
  25-Apr-12             100            26              16               0               0
  25-Apr-13             100            21              12               0               0
  25-Apr-14             100            16               9               0               0
  25-Apr-15             100            13               0               0               0
  25-Apr-16             100            10               0               0               0
  25-Apr-17             100             3               0               0               0
  25-Apr-18             100             0               0               0               0
  25-Apr-19             100             0               0               0               0
  25-Apr-20             100             0               0               0               0
  25-Apr-21             100             0               0               0               0
  25-Apr-22             100             0               0               0               0
  25-Apr-23             100             0               0               0               0
  25-Apr-24             100             0               0               0               0
  25-Apr-25              98             0               0               0               0
  25-Apr-26              90             0               0               0               0
  25-Apr-27              81             0               0               0               0
  25-Apr-28              71             0               0               0               0
  25-Apr-29              60             0               0               0               0
  25-Apr-30              49             0               0               0               0
  25-Apr-31              37             0               0               0               0
  25-Apr-32              24             0               0               0               0
  25-Apr-33              10             0               0               0               0
  25-Apr-34               0             0               0               0               0

WAL (yrs)             25.72          6.43            5.25            4.05            4.32

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.